DEBT	6 Months Ended
Jun. 30, 2024
DEBT
DEBT

8.DEBT

The short-term and long-term debt as of December 31, 2023 and June 30, 2024 were as follows:

	As of
	December 31,	June 30,
	2023	2024
Short-term debt and current portion of long-term debt:
Long-term bank borrowings, current portion	125	186
Short-term bank borrowings	329	77
Convertible senior notes, current portion	3,537	—
FF&E liability, current portion	58	52
Total	4,049	315

Long-term debt:
Long-term bank borrowings, noncurrent portion	1,050	1,435
Convertible senior notes, noncurrent portion	—	3,563
FF&E liability, noncurrent portion	199	207
Others	16	15
Total	1,265	5,220

Bank borrowings

In August 2022, the Group entered into a 3-year long-term facility of EUR220 million and RMB-equivalent of EUR110 million term facility, and EUR70 million revolving credit facility agreement with several banks. The EUR70 million revolving credit facility is available for 35 months after the date of the agreement. The interest rate on the loan for each interest period is the aggregate of the applicable Margin and EURIBOR or one-year benchmark LPR. The margin for each loan depends on the currency of loan, a loan denominated in EUR means 1.55% per annum and a loan denominated in RMB means -0.15% to – 0.2% per annum. There are some financial covenants including interest cover, leverage and book equity related to this facility. The Group was fully in compliance with the amended covenants during the six months ended June 30, 2024. In 2022, the Group had drawn down EUR220 million, RMB equivalent of EUR110 million and EUR70 million under the facility agreement, among which, the Group repaid EUR220 million, RMB equivalent of EUR6 million and EUR70 million in 2023 and repaid RMB equivalent of EUR3 million during the six months ended June 30, 2024. For the six months ended June 30, 2024, the weighted average interest rate of borrowings drawn under this agreement was 3.43%.

Convertible Senior Notes due 2026

In May 2020, the Company issued US$500 million Convertible Senior Notes (the “2026 Notes”). The 2026 Notes will mature on May 1, 2026 and bear interest at a rate of 3.00% per annum, payable in arrears semi-annually on May 1 and November 1 of each year, beginning on November 1, 2020. In 2020, proceeds to the Company were RMB3,499 (equivalently US$493 million), net of issuance costs of RMB49 (equivalently US$7 million).

Holders of the 2026 Notes have the option to convert their Notes at any time prior to the close of business on the second business day immediately preceding the maturity date. The 2026 Notes can be converted into the Company’s ADSs at an initial conversion rate of 23.971 of the Company’s ADSs per US$1,000 principal amount of the 2026 Notes (equivalent to an initial conversion price of US$41.72 per ADS).

The holders may require the Company to repurchase all or portion of the 2026 Notes for cash on May 1, 2024, or in the event of certain fundamental changes, at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid interest. As of December 31, 2023, the carrying amount of 2026 Notes was classified as short-term debt because the holders have a put option which can be exercised within one year. After May 1, 2024, the Group reclassified the 2026 Notes as long - term debt as the put option was expired.

Debt Maturities

The contractual maturities of the Group’s debt as of June 30, 2024 were as follows:

Principle Amounts
Remainder of 2024	262
2025	803
2026	4,024
2027	219
2028	150
Thereafter	77
Total	5,535